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                                                                    EXHIBIT 23.2

INDEPENDENT AUDITORS' CONSENT

We consent to the use in this Registration Statement of The Yankee Candle Company Inc. on Form S-3 of our report dated February 12, 2002, appearing in the Prospectus, which is part of this Registration Statement and to the reference to us under the heading "Experts" in such Prospectus.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 25, 2002